Acquisitions and Other Business Activities	9 Months Ended
Sep. 30, 2015
Acquisitions and Other Business Activities [Abstract]
Acquisitions and Other Business Activities

Note 2. Acquisitions and Other Business Activities

Acquisitions

RTC Rapid Technologies Transaction

    On July 1, 2015 the Company acquired 100% of the outstanding shares of RTC Rapid Technologies GmbH (“RTC”), which is a key channel partner in Germany. This acquisition is expected to strengthen the Company's presence in Germany, Switzerland and Austria, and enable the Company to offer full suite of Stratasys 3D printing solutions and services to the installed base of RTC.

      Financial information giving effect to this business combination has not been provided as the acquisition is not material.

Transaction in China

On February 10, 2015, the Company acquired certain assets and assumed certain liabilities of Intelligent CAD/CAM Technology Ltd., a Hong Kong company. This acquisition is expected to enable the Company to expand its operations in the Chinese market.

Financial information giving effect to this business combination has not been provided as the acquisition is not material.

Solid Concepts Transaction

On July 14, 2014 (the “Solid Concepts transaction date”), the Company completed the acquisition of 100% of the outstanding shares of Solid Concepts Inc. (“Solid Concepts”), an independent additive manufacturing service bureau for a total consideration of approximately $185.4 million. This transaction has enabled the Company to expand its existing digital manufacturing printed parts services and to create a leading strategic platform to meet a broad range of customers' additive manufacturing needs and provide opportunities to leverage manufacturing services capabilities.

In exchange for 100% of the outstanding shares of Solid Concepts, the Company issued 978,601 ordinary shares, paid cash upon closing and was obligated to pay an additional holdback cash payment deferred for six months, which was paid in January 2015. In addition, the Company is obligated to pay additional deferred payments in three separate annual installments after the Solid Concepts transaction date (“deferred payments”). Subject to certain requirements for cash payments, the Company retains the discretion to settle the deferred payments in its shares, cash or any combination of the two. The deferred payments are also subject to certain adjustments based on the Company's share price.

The Solid Concepts transaction is reflected in accordance with ASC Topic 805, “Business Combinations”, using the acquisition method of accounting with the Company as the acquirer. The following table summarizes the fair value of the consideration transferred to Solid Concepts stockholders for the Solid Concepts transaction:

U.S. $ in thousands
Issuance of ordinary shares	$97,869
Cash paid upon closing	40,130
Holdback amount	3,839
Deferred payments	43,576
Total fair value of consideration transferred	$185,414

The fair value of the ordinary shares issued was determined based on the closing market price of the Company's ordinary shares on the Solid Concepts transaction date.

The deferred payments are recognized as liabilities at fair value in the Company's consolidated balance sheets and are classified under short-term and long-term obligations in connection with acquisitions. The fair value of the deferred payments was determined based on the closing market price of the Company's ordinary shares on the Solid Concepts transaction date, adjusted to reflect a discount for lack of marketability for the applicable periods. The discount for lack of marketability was calculated based on the historical volatility of the Company's share price and thus represents a Level 3 measurement within the fair value hierarchy.

During July 2015, the Company issued 118,789 ordinary shares valued at $4.1 million and paid cash of $0.5 million to settle the first annual installment of the deferred payments. As of September 30, 2015, the total amount of the remaining deferred payments, which does not reflect a discount for lack of marketability, was approximately $9.5 million, based on the Company's share price as of that date. The fair value of the remaining deferred payments was $8.1 million as of September 30, 2015.

The fair value of the deferred payments is primarily linked to the Company's share price. An increase of 10% in the Company's share price as of September 30, 2015 would have increased the fair value of the remaining deferred payments by $0.8 million.

In addition, changes in Level 3 inputs that were used in the fair value calculation might change the fair value of the deferred payments. A decrease of 10% in the Company's share price volatility used in the calculation for discount for lack of marketability as of September 30, 2015 would increase the fair value of the Company's deferred payments liability by approximately $0.2 million.

Under the terms of the definitive agreement, certain of Solid Concepts' employees may also qualify for retention-related payments that are linked to the Company's share price. The retention-related payments will be paid in three separate annual installments after the Solid Concepts transaction date (“deferred retention payments”).

During July 2015, the Company issued 117,611 ordinary shares valued at $4.1 million and paid cash of $2.8 million to settle the first annual installment of the deferred retention payments.

Based on the Company's share price as of September 30, 2015, the total remaining deferred retention payments will amount to approximately $11.1 million.

Subject to certain requirements for cash payments, the Company retains the discretion to settle any of the amounts payable under the definitive agreement in its shares, cash or any combination of the two. These amounts are also subject to certain adjustments based on the Company's share price.

The unaudited pro forma condensed financial results have been prepared using the acquisition method of accounting and are based on the historical financial information of the Company and Solid Concepts. The unaudited pro forma condensed financial results have been prepared for illustrative purposes only and do not purport to be indicative of the results of operations that actually would have resulted had the acquisition of Solid Concepts occurred on January 1, 2013, or of future results of the combined entities. The unaudited pro forma condensed financial information does not reflect any operating efficiencies and expected realization of cost savings or synergies associated with the acquisition.

Unaudited supplemental pro forma combined results of operations:

	Three months ended	Nine months ended
	September 30, 2014	September 30, 2014
	(U.S. $ in thousands, except per share date)
Net sales	$205,356	$568,274
Net loss attributable to Stratasys Ltd.	(18,203)	(15,590)
Net loss per ordinary share attributable to Stratasys Ltd.- basic and diluted	$(0.36)	$(0.31)

Adjustments for the supplemental pro forma combined results of operations are as follows:

	Three months ended	Nine months ended
	September 30, 2014	September 30, 2014
	(U.S. $ in thousands)
Supplemental pro forma combined results of operations:
Adjustments due to amortization of intangibles	$69	$2,893
Adjustments due to retention bonuses	(3,993)	5,086
Adjustments due to expenses related to business combination
(deal fees and other integration expenses)	(21,362)	(26,327)
Adjustments due to financial expenses related to Solid Concept's debts	(182)	(406)
Taxes related adjustments to the supplemental pro forma	8,883	5,519
	$(16,585)	$(13,235)

Other Business Activities

In September 2015, the Company terminated its $250 million five-year revolving credit facility under the credit agreement, dated November 7, 2013, with Bank of America, N.A., or BofA, as administrative agent and swing line lender, and the other lenders party thereto (the “Revolving Credit Facility”). In connection with the termination of the Revolving Credit Facility, the Company repaid all of its outstanding short-term debt thereunder, in an amount of approximately $175 million. That payment was made from the Company's available cash balances. As a result of the extinguishment of its short-term debt under the Revolving Credit Facility, the Company has recorded an additional financial expense of $2.7 million.  The termination of the Company's Revolving Credit Facility was executed as part of the Company's assessment of its policies with respect to its working capital and cash management and will enable the Company to reduce its future interest expenses. The Company expects to have sufficient liquidity to fund its operations and working capital needs following the termination of the Revolving Credit Facility.

In April 2015, the Company purchased the rights to land and a new building under construction in Rehovot, Israel (the “new Rehovot Property”) for total consideration of approximately $39 million. The new Rehovot Property includes 11,700 square meters (approximately 126,000 square feet) of new building space under construction and additional building rights for 36,000 square meters (approximately 387,500 square feet). The new Rehovot Property will house the Company's Israeli headquarters, research and development facilities and certain manufacturing activities.

In April 2015, the Company initiated a reorganization plan that is intended to focus efforts on improving and iterating products, growing the 3D ecosystem, and expanding its presence in the professional, education and consumer markets as well as, adjusting the Company's cost structure. This reorganization initiative included, among others actions, a reduction in the number of employees, consolidation of certain facilities and closing of MakerBot's three retail stores. Through this reorganization initiative, the Company expects to achieve costs savings, improve operational efficiencies and to better position itself for market penetration.